UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013 (December 3, 2013)

United Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

44 Wall Street New York, NY 10005
(Address, including zip code, of Principal Executive Offices)
(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Appointment of Certain Officers; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2013, Richard J. Vitale, CFA, was appointed by the Board of Directors of United Realty Trust Incorporated (the “Company”) as President and a Director of the Company. Mr. Vitale was also appointed as President of the Company’s advisor, United Realty Advisors LP (the “Advisor”). Mr. Vitale replaces Eli Verschleiser, who resigned from these roles on December 3, 2013. Mr. Vitale had previously served as Executive Vice President of Product Distribution of the Advisor. Mr. Vitale’s biographical information appears in Supplement No. 1 to the Company’s prospectus, filed with the Securities and Exchange Commission on November 22, 2013, and is incorporated by reference herein.

On December 6, 2013, Joseph LoParrino was appointed by the Board of Directors as Treasurer of the Company. Mr. LoParrino continues to serve as Chief Accounting Officer of the Company, and as Chief Accounting Officer of the Advisor. Mr. LoParrino’s biographical information appears on page 91 of the Prospectus, dated September 20, 2013 (the “Prospectus”), and is incorporated by reference herein.

On December 6, 2013, Barry Funt was appointed as Executive Vice President, Head of Real Estate Operations of the Advisor. Mr. Funt continues to serve as President of Capital Markets of the Advisor. Mr. Funt’s biographical information appears on page 100 of the Prospectus, and is incorporated by reference herein.

On December 3, 2013, Eli Verschleiser resigned as President, Treasurer and Director of the Company, and as President of the Advisor, in order to focus his efforts on his other business interests. Mr. Verschleiser has confirmed to the Company’s Board of Directors that his resignation was not due to any disagreement with the Company or the Advisor. On December 3, 2013, Jacob Frydman, the Company’s Chief Executive Officer, Secretary and Chairman, indirectly through affiliates, acquired the interests previously held by Mr. Verschleiser’s affiliates in United Realty Advisor Holdings LLC, the Company’s sponsor.

Item 8.01. Other Events.

On December 9, 2013, the Company issued a press release regarding the matters described in Item 5.02 of this Current Report on Form 8-K.

A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated December 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED REALTY TRUST INCORPORATED

Date: December 9, 2013	By:	/s/ Jacob Frydman
	Name:	Jacob Frydman
	Title:	Chief Executive Officer, Secretary and Chairman of the Board of Directors